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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   __________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report(Date of earliest event reported): September 17, 1996
                                                 ------------------

                     RYMAC Mortgage Investment Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


    Maryland                     1-10001                       25-1577534
- ---------------                ------------                -------------------
(State or other                (Commission                  (I.R.S. Employer
jurisdiction of                File Number)                Identification No.)
incorporation)

                    100 North Fourth Street, Suite 813
                 P.O. Box 250, Steubenville, Ohio  43952
                 ----------------------------------------
                 (Address of principal executive offices)


       Registrant's telephone number, including area code: (800) 666-6960
                                                           --------------
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Item 1.  Changes in Control of Registrant.

         None

Item 2.  Acquisition or Disposition of Assets.

         None

Item 3.  Bankruptcy or Receivership.

         None

Item 4.  Changes in Registrants Certifying Accountant.

         None

Item 5.  Other Events.

On September 12, 1996, RYMAC Mortgage Investment Corporation (AMEX: RM) ("RYMAC") and Navistar International Transportation Corp., a subsidiary of Navistar International Corporation (NYSE: NAV) ("Navistar") jointly announced that they had entered into a definitive asset purchase agreement, whereby RYMAC will acquire a majority interest in Navistar's Columbus Plastics Operation.
The Columbus Plastics Operation manufactures large sheet molding compound components for original equipment manufacturers, such as Navistar, Yamaha and General Motors. RYMAC had previously announced that an agreement in principle had been reached with Navistar and filed a Form 8-K on May 21, 1996 regarding this acquisition. The purchase agreement is incorporated into this document as
Exhibit 2 under Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Item 6.  Resignations of Registrant's Directors.

         None

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a.) Financial Statements of Business Acquired

         None

(b.) Pro Forma Financial Information

         None

                                     2
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
(continued)

(c.) Exhibits

     Exhibit 2. Plan of Acquisition - Asset Purchase Agreement Between Navistar International Transportation Corp. and RYMAC Mortgage Investment Corporation, dated as of September 12, 1996

     Exhibit 99.1 Additional Exhibits - Press Release dated September
     12, 1996





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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                         RYMAC Mortgage Investment Corporation
                         -------------------------------------
                                     (Registrant)


                         By:     /s/ Richard R. Conte
                             -----------------------------------------
                             Richard R. Conte, Chairman of the
                             Board, Chief Executive Officer and
                             Principal Financial Officer


Date:  September 17, 1996


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                     RYMAC MORTGAGE INVESTMENT CORPORATION

                                    EXHIBITS

                                   filed with

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                      Date of Report:  September 17, 1996


                          Commission File No. 1-10001


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                    RYMAC MORTGAGE INVESTMENT CORPORATION

                                 Exhibit Index

                                       to

                 Exhibits filed with Current Report on Form 8-K

                               September 17, 1996


Exhibit No.                                                Description
- -----------                                                -----------
2.                                               Asset Purchase Agreement Between Navistar
                                                 International Transportation Corp. and RYMAC
                                                 Mortgage Investment Corporation, dated as of
                                                 September 12, 1996


99.1                                             Press Release dated September 12, 1996